UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 3, 2006

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

            Delaware                    1-13484               34-1775913
            --------                    -------               ----------
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation              File Number)        Identification No.)


            5845 W. 82nd Street, Suite 102
                 Indianapolis, Indiana                           46278
       (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

ITEM 8.01.  OTHER EVENTS.

On November 3, 2006, Cohesant Technologies Inc. issued a press release announcing a semi-annual dividend. The Press Release is attached hereto as
Exhibit 99.1


ITEM 9.01. EXHIBITS

The following exhibit is furnished pursuant to Item 8.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

            (c) Exhibits.

                       99.1   -   Press Release dated November 3, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       COHESANT TECHNOLOGIES INC.

Date:    November 3, 2006              By:    /s/ Robert W. Pawlak
                                       ---------------------------
                                       Robert W. Pawlak, Chief Financial Officer